Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Common Shares Excluded from Net Loss
The following table sets forth the potentially dilutive common shares excluded from the calculation of net loss per common share because their inclusion would be anti-dilutive (in thousands):

	December 31,
	2014	2013
Warrants to purchase common stock	8,540	14,850
Options to purchase common stock	8,590	13,159
Total	17,130	28,009